Exhibit 21.2

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1.	1 SB Lessee LLC	Delaware
2.	2377 Collins Commercial Condominium Association Inc.	Florida
3.	Airport Hotels LLC	Delaware
4.	Ameliatel LP	Delaware
5.	Arizona Vacation Ownership LLC	Delaware
6.	Beach House TRS LLC	Delaware
7.	Beachfront Properties, Inc.	Virgin Islands
8.	Benjamin Franklin Hotel, Inc.	Delaware
9.	BRE/Swiss LP	Delaware
10.	Calgary Charlotte Holdings Company	Nova Scotia
11.	Calgary Charlotte Partnership	Alberta, CN
12.	CCES Chicago LLC	Delaware
13.	CCFH Maui LLC	Delaware
14.	CCFS Atlanta LLC	Delaware
15.	CCFS Philadelphia LLC	Delaware
16.	CCHH Atlanta LLC	Delaware
17.	CCHH Burlingame LLC	Delaware
18.	CCHH Cambridge LLC	Delaware
19.	CCHH GHDC LLC	Delaware
20.	CCHH Host Capitol Hill LLC	Delaware
21.	CCHH Maui LLC	Delaware
22.	CCHH Reston LLC	Delaware
23.	CCHP Waikiki LLC	Delaware
24.	CCHI Singer Island LLC	Delaware
25.	CCMH Atlanta Suites LLC	Delaware
26.	CCMH Chicago CY LLC	Delaware
27.	CCMH Copley LLC	Delaware
28.	CCMH Coronado LLC	Delaware
29.	CCMH Costa Mesa Suites LLC	Delaware
30.	CCMH DC LLC	Delaware
31.	CCMH Denver Tech LLC	Delaware
32.	CCMH Denver West LLC	Delaware
33.	CCMH Downers Grove Suites LLC	Delaware
34.	CCMH Dulles AP LLC	Delaware
35.	CCMH Fin Center LLC	Delaware
36.	CCMH Fisherman’s Wharf LLC	Delaware
37.	CCMH Gaithersburg LLC	Delaware
38.	CCMH Houston Galleria LLC	Delaware
39.	CCMH Lenox LLC	Delaware
40.	CCMH Marina LLC	Delaware
41.	CCMH McDowell LLC	Delaware
42.	CCMH Metro Center LLC	Delaware
43.	CCMH Minneapolis LLC	Delaware
44.	CCMH Moscone LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

45.	CCMH Newark LLC	Delaware
46.	CCMH Newport Beach LLC	Delaware
47.	CCMH Newport Beach Suites LLC	Delaware
48.	CCMH O’Hare Suites LLC	Delaware
49.	CCMH Orlando LLC	Delaware
50.	CCMH Pentagon RI LLC	Delaware
51.	CCMH Philadelphia AP LLC	Delaware
52.	CCMH Philadelphia Mkt. LLC	Delaware
53.	CCMH Potomac LLC	Delaware
54.	CCMH Properties II LLC	Delaware
55.	CCMH Quorum LLC	Delaware
56.	CCMH Riverwalk LLC	Delaware
57.	CCMH San Diego LLC	Delaware
58.	CCMH Santa Clara LLC	Delaware
59.	CCMH Scottsdale Suites LLC	Delaware
60.	CCMH Tampa AP LLC	Delaware
61.	CCMH Tampa Waterside LLC	Delaware
62.	CCMH Times Square LLC	Delaware
63.	CCMH Westfields LLC	Delaware
64.	CCRC Amelia Island LLC	Delaware
65.	CCRC Buckhead/Naples LLC	Delaware
66.	CCRC Dearborn LLC	Delaware
67.	CCRC Marina LLC	Delaware
68.	CCRC Naples Golf LLC	Delaware
69.	CCRC Phoenix LLC	Delaware
70.	CCRC Tysons LLC	Delaware
71.	CCSH Atlanta LLC	Delaware
72.	CCSH Chicago LLC	Delaware
73.	Cincinnati Plaza LLC	Delaware
74.	City Center Hotel Limited Partnership	Minnesota
75.	CLMH Calgary, Inc.	Ontario
76.	CLMH Eaton Centre, Inc.	Ontario
77.	Don CeSar TRS LLC	Delaware
78.	Durbin LLC	Delaware
79.	East Camelback Residential LLC	Delaware
80.	East Side Hotel Associates, L.P.	Delaware
81.	Elcrisa S.A. de C.V.	Mexico
82.	Euro JV Manager LLC	Delaware
83.	GLIC, LLC	Hawaii
84.	Harbor-Cal S.D.	California
85.	Harbor-Cal S.D. Partner LLC	Delaware
86.	HHR 42 Associates GP LLC	Delaware
87.	HHR 42 Associates, L.P.	Delaware
88.	HHR 42 Associates PP LLC	Delaware
89.	HHR AMW LLC	Delaware
90.	HHR Assets LLC	Delaware
91.	HHR Beach House LLC	Delaware
92.	HHR BT Rio de Janeiro Investmimentos Hoteleiros Ltda.	Brazil

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

93.	HHR Calgary Holding ULC	British Columbia
94.	HHR Downtown Miami GP LLC	Delaware
95.	HHR Downtown Miami, L.P.	Delaware
96.	HHR FIP I LLC	Delaware
97.	HHR FIP II LLC	Delaware
98.	HHR FIP III LLC	Delaware
99.	HHR Fourth Avenue GP LLC	Delaware
100.	HHR Fourth Avenue Limited Partnership	Delaware
101.	HHR GHDC GP LLC	Delaware
102.	HHR GHDC Limited Partnership	Delaware
103.	HHR GHSF LLC	Delaware
104.	HHR HP Waikiki GP LLC	Delaware
105.	HHR HP Waikiki, L.P.	Delaware
106.	HHR HRCP LLC	Delaware
107.	HHR Harbor Beach LLC	Delaware
108.	HHR Hollywood GP LLC	Delaware
109.	HHR Hollywood Holdings L.P.	Delaware
110.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
111.	HHR Lauderdale Beach Limited Partnership	Delaware
112.	HHR Member II LLC	Delaware
113.	HHR Naples LLC	Delaware
114.	HHR Naples Golf LLC	Delaware
115.	HHR Nashville LLC	Delaware
116.	HHR Newport Beach LLC	Delaware
117.	HHR Powell Street, L.P.	Delaware
118.	HHR Powell GP LLC	Delaware
119.	HHR Rio Holdings LLC	Delaware
120.	HHR Rocky Hill L.P.	Delaware
121.	HHR SB Condo LLC	Delaware
122.	HHR SB Holdings LLC	Delaware
123.	HHR Singer Island GP LLC	Delaware
124.	HHR Singer Island Limited Partnership	Delaware
125.	HHR St. Pete Beach LLC	Delaware
126.	HHR Waikiki Holdings LLC	Delaware
127.	HHR WRN GP LLC	Delaware
128.	HHR WRN Limited Partnership	Delaware
129.	HMC Airport, Inc.	Delaware
130.	HMC Amelia II LLC	Delaware
131.	HMC AP Canada Company	Nova Scotia
132.	HMC AP GP LLC	Delaware
133.	HMC AP LP	Delaware
134.	HMC Burlingame Hotel LP	California
135.	HMC Burlingame LLC	Delaware
136.	HMC Cambridge LP	Delaware
137.	HMC Capital Resources LP	Delaware
138.	HMC Charlotte (Calgary) Company	Nova Scotia
139.	HMC Charlotte GP LLC	Delaware
140.	HMC Charlotte LP	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

141.	HMC Chicago Lakefront LLC	Delaware
142.	HMC Chicago LLC	Delaware
143.	HMC Copley LP	Delaware
144.	HMC East Side LLC	Delaware
145.	HMC Gateway LP	Delaware
146.	HMC Grand LP	Delaware
147.	HMC Headhouse Funding LLC	Delaware
148.	HMC Hotel Development LP	Delaware
149.	HMC Hotel Properties II Limited Partnership	Delaware
150.	HMC Hotel Properties Limited Partnership	Delaware
151.	HMC HT LP	Delaware
152.	HMC JWDC GP LLC	Delaware
153.	HMC Kea Lani LP	Delaware
154.	HMC Lenox LP	Delaware
155.	HMC Maui LP	Delaware
156.	HMC McDowell LP	Delaware
157.	HMC Mexpark LLC	Delaware
158.	HMC MHP II, Inc.	Delaware
159.	HMC MHP II LLC	Delaware
160.	HMC NGL LP	Delaware
161.	HMC O'Hare Suites Ground LP	Delaware
162.	HMC OLS I LLC	Delaware
163.	HMC OLS I L.P.	Delaware
164.	HMC OLS II L.P.	Delaware
165.	HMC OP BN LP	Delaware
166.	HMC Polanco LLC	Delaware
167.	HMC Potomac LLC	Delaware
168.	HMC Properties I LLC	Delaware
169.	HMC Property Leasing LLC	Delaware
170.	HMC Reston LP	Delaware
171.	HMC Retirement Properties, L.P.	Delaware
172.	HMC Seattle LLC	Delaware
173.	HMC Suites Limited Partnership	Delaware
174.	HMC Suites LLC	Delaware
175.	HMC Times Square Hotel, L.P.	New York
176.	HMC Times Square Partner LLC	Delaware
177.	HMC Toronto Air Company	Nova Scotia
178.	HMC Toronto Airport GP LLC	Delaware
179.	HMC Toronto Airport LP	Delaware
180.	HMC Toronto EC Company	Nova Scotia
181.	HMC Toronto EC GP LLC	Delaware
182.	HMC Toronto EC LP	Delaware
183.	HMH Marina LLC	Delaware
184.	HMH Pentagon LP	Delaware
185.	HMH Restaurants LP	Delaware
186.	HMH Rivers, L.P.	Delaware
187.	HMH Rivers LLC	Delaware
188.	HMH WTC LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

189.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
190.	HMT Lessee Sub I LLC	Delaware
191.	HMT Lessee Sub II LLC	Delaware
192.	HMT Lessee Sub III LLC	Delaware
193.	HMT Lessee Sub IV LLC	Delaware
194.	Host Atlanta Perimeter Ground GP LLC	Delaware
195.	Host Atlanta Perimeter Ground LP	Delaware
196.	Host Biscayne Bay Land LLC	Delaware
197.	Host California Corporation	Delaware
198.	Host Cambridge GP LLC	Delaware
199.	Host Camelback I LLC	Delaware
200.	Host Camelback II LLC	Delaware
201.	Host Camelback LLC	Delaware
202.	Host Capitol Hill LLC	Delaware
203.	Host Cincinnati Hotel LLC	Delaware
204.	Host Cincinnati II LLC	Delaware
205.	Host City Center GP LLC	Delaware
206.	Host CLP LLC	Delaware
207.	Host Copley GP LLC	Delaware
208.	Host Dallas Quorum Ground GP LLC	Delaware
209.	Host Dallas Quorum Ground LP	Delaware
210.	Host Denver Hotel Company	Delaware
211.	Host Denver LLC	Delaware
212.	Host East 86th Street Land LLC	Delaware
213.	Host Financing LLC	Delaware
214.	Host Fourth Avenue LLC	Delaware
215.	Host GH Atlanta GP LLC	Delaware
216.	Host Grand GP LLC	Delaware
217.	Host Harbor Island Corporation	Delaware
218.	Host Holding Business Trust	Maryland
219.	Host Hotels Limited	United Kingdom
220.	Host Houston Airport GP LLC	Delaware
221.	Host Houston Briar Oaks, L.P.	Delaware
222.	Host Indianapolis Hotel Member LLC	Delaware
223.	Host Indianapolis LP	Delaware
224.	Host Kea Lani GP LLC	Delaware
225.	Host Kierland Developer LLC	Delaware
226.	Host Kierland GP LLC	Delaware
227.	Host Kierland LP	Delaware
228.	Host Lenox Land GP LLC	Delaware
229.	Host Los Angeles GP LLC	Delaware
230.	Host Los Angeles LP	Delaware
231.	Host Maui GP LLC	Delaware
232.	Host Maui Developer LLC	Delaware
233.	Host Maui Vacation Ownership LLC	Delaware
234.	Host McDowell GP LLC	Delaware
235.	Host Melbourne LLC	Delaware
236.	Host Minneapolis City Center Ground LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

237.	Host Mission Hills Hotel LP	Delaware
238.	Host Mission Hills II LLC	Delaware
239.	Host Moscone GP LLC	Delaware
240.	Host NY Downtown GP LLC	Delaware
241.	Host O’Hare Suites Ground GP LLC	Delaware
242.	Host of Boston, Ltd.	Massachusetts
243.	Host of Houston 1979 LP	Delaware
244.	Host of Houston, L.P.	Delaware
245.	Host OP BN GP LLC	Delaware
246.	Host Pentagon GP LLC	Delaware
247.	Host Realty Hotel LLC	Delaware
248.	Host Realty LLC	Delaware
249.	Host Realty Partnership, L.P.	Delaware
250.	Host Restaurants GP LLC	Delaware
251.	Host Reston GP LLC	Delaware
252.	Host San Diego Hotel LLC	Delaware
253.	Host San Diego LLC	Delaware
254.	Host Santa Clara GP LLC	Delaware
255.	Host SH Boston Corporation	Delaware
256.	Host South Coast GP LLC	Delaware
257.	Host Swiss GP LLC	Delaware
258.	Host Tampa GP LLC	Delaware
259.	Host Times Square GP LLC	Delaware
260.	Host Times Square LP	Delaware
261.	Host Waltham Hotel LP	Delaware
262.	Host Waltham II LLC	Delaware
263.	Houston Airport Hotel Owner Limited Partnership	Delaware
264.	HST ACTRS LLC	Delaware
265.	HST AH Maui LLC	Delaware
266.	HST Asia/Australia Asset Manager LLC	Delaware
267.	HST Asia/Australia LLC	Delaware
268.	HST Downtown Miami LLC	Delaware
269.	HST Electric Vans LLC	Delaware
270.	HST GP LAX LLC	Delaware
271.	HST GH San Francisco LLC	Delaware
272.	HST GP Mission Hills LLC	Delaware
273.	HST GP San Diego LLC	Delaware
274.	HST GP South Coast LLC	Delaware
275.	HST GP SR Houston LLC	Delaware
276.	HST Grand Central LLC	Delaware
277.	HST Hollywood LLC	Delaware
278.	HST Houston AP LLC	Delaware
279.	HST HRCP LLC	Delaware
280.	HST I LLC	Delaware
281.	HST II LLC	Delaware
282.	HST III LLC	Delaware
283.	HST Kierland LLC	Delaware
284.	HST Lessee Boston LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

285.	HST Lessee Cincinnati LLC	Delaware
286.	HST Lessee CMBS LLC	Delaware
287.	HST Lessee Denver LLC	Delaware
288.	HST Lessee Indianapolis LLC	Delaware
289.	HST Lessee LAX LP	Delaware
290.	HST Lessee Mission Hills LP	Delaware
291.	HST Lessee San Diego LP	Delaware
292.	HST Lessee SNYT LLC	Delaware
293.	HST Lessee South Coast LP	Delaware
294.	HST Lessee SR Houston LP	Delaware
295.	HST Lessee Waltham LLC	Delaware
296.	HST Lessee West Seattle LLC	Delaware
297.	HST Lessee WSeattle LLC	Delaware
298.	HST LT LLC	Delaware
299.	HST RHP LLC	Delaware
300.	HST Powell LLC	Delaware
301.	HST San Diego HH Lessee GP LLC	Delaware
302.	HST San Diego HH LP	Delaware
303.	HST WRN LLC	Delaware
304.	HST Sub-Owner LLC	Delaware
305.	JWDC Limited Partnership	Delaware
306.	JWDC LP Holdings Limited Partnership	Delaware
307.	Lauderdale Beach Association	Florida
308.	Manchester Grand Resorts, Inc.	California
309.	Manchester Grand Resorts, L.P.	California
310.	Marriott Mexico City Partnership, G.P.	Delaware
311.	MFI Liquidating Agent LLC	Delaware
312.	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Delaware
313.	Pacific Gateway, Ltd.	California
314.	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
315.	Philadelphia Airport Hotel LLC	Delaware
316.	PM Financial LLC	Delaware
317.	PM Financial LP	Delaware
318.	Phoenician Operating LLC	Delaware
319.	Phoenician Residential I LLC	Delaware
320.	Phoenician Residential II LLC	Delaware
321.	Phoenician Residential III LLC	Delaware
322.	Phoenician Residential IV LLC	Delaware
323.	Polserv S.A. de C.V.	Mexico
324.	Potomac Hotel Limited Partnership	Delaware
325.	RHP Foreign Lessee LLC	Delaware
326.	Rockledge HMC BN LLC	Delaware
327.	Rockledge HMT LLC	Delaware
328.	Rockledge Hotel LLC	Delaware
329.	Rockledge Hotel Properties, Inc.	Delaware
330.	Rockledge Minnesota LLC	Delaware
331.	Rockledge NY Times Square LLC	Delaware
332.	Rockledge Potomac LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

333.	Rockledge Riverwalk LLC	Delaware
334.	Rockledge Square 254 LLC	Delaware
335.	S.D. Hotels LLC	Delaware
336.	Santa Clara Host Hotel Limited Partnership	Delaware
337.	SB Hotel Owner GP, L.L.C.	Delaware
338.	SB Hotel Owner, L.P.	Delaware
339.	Seattle Host Hotel Company LLC	Delaware
340.	SNYT LLC	Delaware
341.	South Coast Host Hotel LP	Delaware
342.	The Phoenician Resort Property Owners Association	Arizona
343.	Tiburon Golf Ventures Limited Partnership	Delaware
344.	Timeport, L.P.	Georgia
345.	Times Square GP LLC	Delaware
346.	Timewell Group, L.P.	Georgia
347.	W&S Realty Corporation of Delaware	Delaware
348.	YBG Associates LP	Delaware